Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and contingencies
Commitments and contingencies

31.  Commitments and contingencies

Commitments

(a)	Environmental -

The Group’s exploration and exploitation activities are subject to environmental protection standards.

Law No. 28090 regulates the obligations and procedures that must be met by the holders of mining activities for the preparation, filing and implementation of Mine Closure Plans, as well as the establishment of the corresponding environmental guarantees to secure fulfilment of the investments, subject to the principles of protection, preservation and recovery of the environment.

Law No. 28271 regulates environmental liabilities in mining activities. This Law has the objective of ruling the identification of mining activity’s environmental liabilities and financing the remediation of the affected areas. According to this law, environmental liabilities refer to the impact caused to the environment by abandoned or inactive mining operations.

The Groups considers that the recorded liability is sufficient to comply with the environmental regulations of Peru.

(b)	Leased concessions -

The Group pays 10% on the valued production of mineral obtained from the concessions leased by Sindicato Minero Orcopampa S.A. This concession is in force until the year 2043. See note 24.

Contingencies

(c)	Legal procedures -

Buenaventura -

The Group is a party to legal procedures that have arisen in the normal course of business. Nevertheless, in the opinion of Buenaventura’s Management, none of these procedures, individually or as a whole, could result in material contingencies for the Group’s consolidated financial statements.

The possible environmental, labor, safety, and communities’ contingencies amount to US$3.8 million and US$4.1 million as of December 31, 2022 and 2021, respectively. The possible tax contingencies amount to US$28.8 million and US$29.3 million as of December 31, 2022 and 2021, respectively, see note 31(d).

(d)	Open tax procedures –

Buenaventura –

During 2012 and 2014, the Superintendencia Nacional de Aduanas y de Administración Tributaria (SUNAT) reviewed the Company’s income tax for 2007 and 2008. As a result, SUNAT does not recognize certain tax deductions totaling S/1,056,310,000 (equivalent to US$276,440,000) for the year 2007 and S/1,530,985,000 (equivalent to US$400,781,000) for the year 2008. The main unrecognized deduction is the payment made for the removal of the price component of its commercial contracts for gold sales. In the opinion of management and its legal counsel, the objections are unfounded so Buenaventura expects to receive a favorable result in the initiated claim process.

In November 2018, the Tax Court resolved the initial appeal proceedings and did not recognize the deductions related to settlement of the contracts of physical deliveries and the related contractual obligation and considers that the payments correspond to an advance financial settlement of Contracts of Derivative Financial Instruments and that the Company would not have accredited the purpose of hedge and the risks covered. The Company’s management with the support of its legal advisers initiated various administrative and judicial actions to present their arguments and defend their rights related to the originally claimed deductions.

On November 10, 2020, the Tax Court confirmed the reliquidation of the tax debt determined by SUNAT corresponding to 2007 and 2008. With this ruling, on November 13, 2020, SUNAT notified the Company of the start of the compulsory collection of such taxes for S/1,567,297,000 (equivalent to US$410,287,000), composed of S/192,049,000 (equivalent to US$50,275,000) of income tax and S/1,375,248,000 (equivalent to US$360,013,000) of interest and penalties.

The Company made payments under protest during the months of November and December 2020 for S/72,065,000 (equivalent to US$18,925,000), which are recorded in the caption “Trade and other accounts receivable, net”, note 7(c). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

The Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/1,505,948,000 (equivalent to US$394,227,000), for which has been delivered, as a guarantee, letters of guarantee for the total amount plus 5% according to the tax requests for a total of S/1,580,126,000 (equivalent to US$413,646,000). The application was approved by SUNAT on January 5, 2021 and payments were schedule to begin in July 2021 considering a monthly interest rate according to the tax regulations of 0.8% per month until March 31, 2021 and 0.72% per month from April 1 onwards.

On July 30, 2021, the Company paid the full amount of the tax liability related to the 2007 and 2008 tax processes that were subject to deferment and installment. The total amount paid of S/1,584,227,000 (equivalent to US$416,026,000), which includes the updating of interest as of July 30, 2021 for S/78,279,000 (equivalent to US$20,492,000). As a result of this payment, SUNAT’s resolutions of deferment and installment of the tax amount have been rendered null and void and the letters of credit that were delivered as collateral for said liability have been returned to the Issuing Banks. The amount of S/1,579,716,000 (equivalent to US$414,841,000), net of tha part accepted by the Company, the account receivable has been recognized in the heading “Trade and other accounts receivable, net”, see note 7(c). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

On December 19, 2018, the Company with the support of its legal advisors filed contentious administrative lawsuits before the Judiciary regarding the controversy of taxable years 2007 and 2008.

On December 30, 2020, the Company was notified that the claim corresponding to fiscal year 2007 was declared unfounded by the Nineteenth Administrative Litigation Court with a Subspecialty in Tax and Customs Issues. On January 11, 2021, the Company with the support of its legal advisors filed an appeal against said judgment, which was submitted to the Superior Court.

On May 3, 2021, the Seventh Superior Chamber declared the First Instance Judgment null and void due to an evident lack of motivation and procedural consistency. On July 15, 2021, the new oral report was made before the Court of First Instance. On January 7, 2022, the new Judgment of the Court of First Instance was issued, again declaring the Company’s lawsuit as unfounded. According to the sponsoring lawyers, said ruling fails to comply with the mandate of the Seventh Chamber, again incurring grounds for annulment. On January 18, 2022, the appeal of the new sentence was filed.

On November 7, 2022, the Seventh Chamber declared the Company’s claim unfounded. On December 21, 2022, the Company and its sponsoring attorneys filed an appeal requesting the annulment of the ruling of the Seventh Chamber and ordering the issuance of a new ruling without violating the right to due motivation of judicial decisions and the principles of reasoned appreciation and joint assessment of the evidence. As of the date of issuance of this report, the appeal for cassation is pending and it has been submitted to the Supreme Court.

The lawsuit referring to fiscal year 2008 is pending resolution in the Twenty-Second Administrative Litigation Court.

During 2015, SUNAT reviewed the Company’s income tax for 2009 and 2010. As a result, they did not recognize Buenaventura declared tax deductions of S/76,023,000 (equivalent to US$19,901,000) and the compensation of tax losses of S/561,758,000 (equivalent to US$147,057,000). The main unrecognized deductions originally claimed by Buenaventura are: the non-deductibility of bonuses paid to contractors, a provision of doubtful accounts not accepted as an expense and income unduly deducted. The Company’s Management and its legal advisors consider that the objections made by SUNAT are unfounded, and therefore the claim and appeal processes have been initiated.

In December 2018, the Tax Court resolved the appeal files confirming reparations of S/66,623,000 (equivalent to US$17,441,000) related to the provision for collection of doubtful receivables as an expense and unfounded income unduly deducted and the compensation of tax losses from previous years. The Company’s management, with the support of its legal advisors, has initiated administrative and judicial actions to present its arguments and make its rights prevail.

In December 2019, SUNAT initiated actions of forced collection of interest and fines for the reliquidation that it has made of prepayments from January to December 2009 and January to February 2010. These are based on the 2007 and 2008 annual tax fiscal years, which were recalculated by SUNAT with the objections mentioned in the first and second paragraphs and which are questioned in the judicial process. On December 20, 2019, SUNAT executed the forced collection of S/120,262,000 (equivalent to US$31,581,000). In the opinion of the legal advisors of the Company, favorable results are expected to be obtained in the judicial process that has been initiated, therefore an account receivable have been recognized in the heading “Trade and other accounts receivable, net”, see note 7(c).

On December 4, 2020, the Tax Court confirmed the reliquidation of the tax debt determined by SUNAT for the year 2010. With this ruling, on December 11, 2020, SUNAT notified the Company of the initiation of the compulsory collection of the taxes for fiscal year 2010 totaling S/340,074,000 (equivalent to US$89,025,000).

The Company made payments under dispute in December 2020 for S/1,800,000 (equivalent to US$474,000) which are recorded in the caption “Trade and other receivables, net”, see note 7(c). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

On January 5, 2021, the Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/339,928,000 (equivalent to US$88,926,000), for which letters of guarantee for the total amount plus 5% according to the tax requests for a total of S/357,944,000 (equivalent to US$93,703,000). The application was approved by SUNAT on January 14, 2021 and payments began to be made in July 2021.

On July 30, 2021, the Company paid the full amount of the tax liability referring to fiscal year 2010, which was subject to deferral and installment. The total amount paid of S/356,691,000 (equivalent to US$93,669,000) which includes the updating of interest as of July 30, 2021 for S/16,762,000 (equivalent to US$4,388,000) recorded in the caption “Trade and other receivables, net”, see note 7(c). As a result of this payment, SUNAT’s resolutions of deferment and installment of the tax debt have been rendered null and void and the letters of credit that were delivered as collateral for said disputed tax assessment have been returned to the issuing banks.

On December 14, 2020, the Tax Court confirmed the reliquidation of the tax liability determined by SUNAT for fiscal year 2009. With this ruling, on December 17, 2020, SUNAT notified the Company of the initiation of the compulsory collection of the disputed amounts for fiscal year 2009 for S/202,614,000 (equivalent to US$53,207,000).

The Company made payments under protest in January 2021 for S/19,171,000 (equivalent to US$5,035,000) which are recorded in the caption “Trade and other receivables, net”, note 7(c).Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated with regards to this matter.

On January 14, 2021, the Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/184,922,000 (equivalent to US$48,409,000) for which has been delivered, as collateral, letters of credit for the total amount plus 5% according to the tax requests for a total of S/194,398,000 (equivalent to US$50,890,000). The application has been approved by SUNAT on January 27, 2021 and payments began to be made from July 2021.

On July 30, 2021, the Company paid the full amount of the disputed tax debt referring to fiscal year 2009, which was subject to deferral and installment. The total amount paid of S/193,398,000 (equivalent to US$50,787,000) which includes the updating of interest as of July 30, 2021 for S/8,477,000 (equivalent to US$2,226,000) recorded in the caption “Trade and other receivables, net”, see note 7(c). As a result of this payment, SUNAT’s resolutions of deferment and installment of the tax assessment have been rendered null and void and the letters of credit that were delivered as collateral for said amount have been returned to the Issuing Banks.

On March 5, 2019, the Company and its sponsoring attorneys have filed contentious-administrative lawsuits before the Judiciary regarding the Tax Court decisions on taxable years 2009 and 2010.

The lawsuit referring to the 2009 taxable year is pending resolution in the Twenty-Second Administrative Litigation Court.

On November 1, 2020, the Company was notified that the lawsuit corresponding to fiscal year 2010 filed before the Nineteenth Administrative Litigation Court with a Subspecialty in Tax and Customs Issues has been declared founded in relation to the unsupported income unduly deducted from taxable income. On November 9, 2020, the Company and its sponsoring attorneys filed a partial appeal against said judgment, which has been submitted to the Superior Court. On January 7, 2021, the Company was notified with the second instance judgment, issued by the Sixth Superior Chamber declaring the first instance judgment null ordering the Court to issue a new judgment. On January 21, 2021, the Company with the support of its legal advisors have presented the Appeal for Cassation that must be raised to the Supreme Court.

The Sixth Chamber has reserved the processing of the cassation appeal and has referred the file to the Nineteenth Court to issue a new ruling on the grounds that a part of the second instance judgment declared the first instance judgment null.

On the other hand, on March 4, 2019, the Tax Administration filed a contentious-administrative lawsuit against the end of the Tax Court Resolutions for the years 2009 and 2010 that raised the objections for bonuses paid to contractors; being that, with respect to the year 2010, the claim was declared well founded in first instance and subsequently said ruling was confirmed in second instance.

In purported compliance with the second instance judgment, on October 5, 2021, the Tax Court modified the ruling contained in its initial Resolution and ruled against the Company’s position for the bonuses paid to contractors in fiscal year 2010 for S/4,526,000 (equivalent to US$1,185,000). On January 19, 2022, the Company filed a contentious-administrative lawsuit against the new Resolution of the Tax Court, which is pending resolution. Likewise, the Company and its sponsoring lawyers filed an opposition brief that was declared admissible. On September 29, 2022, the Tax Court has correctly complied with the judicial mandate, annulling the objection for bonuses in the defendant end, the same one that has been objected by the Tax Administration. As of the date of issuance of this report, the file is pending resolution in the Twentieth Administrative Court.

The judicial process associated with the 2009 financial year related to contractor bonuses for S/4,695,000 (equivalent to US$1,229,000) is pending in the first instance.

During the year 2018, SUNAT audited the income tax declaration for 2014. As a result of this audit, SUNAT does not recognize certain of the Company’s deductions declared totaling S/94,898,000 (equivalent to US$24,842,000). The main disagreements are related to the non-deductibility of bonus paid to contractors, which also affects the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT.

On November 12, 2020, the Tax Court (last administrative instance) resolved the appeal, declaring founded, in part, the payment of bonuses to contractors and confirming the non-recognition of compensation for tax losses. The Company’s management with the support of its legal advisors are initiating administrative and judicial actions to present their arguments and make their rights prevail.

As of December 31, 2022, the total possible contingencies related to these audits amount to S/41,358,000 (equivalent to US$10,827,000) and S/39,590,000 (equivalent to US$10,364,000) as of December 31, 2021.

On February 15, 2021, the Company and its sponsoring lawyers have filed a contentious-administrative lawsuit before the Judicial Branch regarding the ruling of the Tax Court.

The lawsuit referring to the taxable year 2014 is pending resolution in the Nineteenth Contentious-Administrative Court.

During the year 2019, SUNAT reviewed the income tax of the year 2013. As a result, SUNAT did not recognize certain of Buenaventura’s declared tax deductions. The main assertions made by the SUNAT include the non-deductibility of bonuses paid to contractors, the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT.

On March 15, 2021, the Tax Court (last administrative instance) has resolved the appeal, declaring, in part, the payment of bonuses to contractors and confirming the lack of compensation for tax losses and use of balance in favor for a total of S/139,235,000 (equivalent to US$36,449,000). The Company’s Management with the support of its legal advisors have initiated administrative actions questioning the re-assessment of the tax debt and the recognition of balances in favor of the previous year. On December 16, 2022, the Tax Court has partially agreed with the Company and we are awaiting the new re-settlement of the tax debt by SUNAT.

As of December 31, 2022 the total possible contingencies related to these audits amount to S/57,909,000 (equivalent to US$15,160,000) and S/55,465,000 (equivalent to US$14,520,000) as of December 31, 2021.

On June 11, 2021, the Company and its sponsoring lawyers have filed a contentious-administrative lawsuit before the Judicial Branch regarding the ruling of the Tax Court.

On May 9, 2022, the Twentieth Administrative Court declared the Company’s claim unfounded. On May 16, 2022, with the support of the sponsoring attorneys, the Company has filed the appeal. On October 4, 2022, the Seventh Superior Chamber notified the sentence confirming the first instance ruling.

On October 18, 2022, the Company and its sponsoring lawyers filed an appeal and are waiting for the Fifth Transitory Chamber of Constitutional and Social Law of the Supreme Court to set a date for qualifying the appeal.

During the year 2022, the Tax Administration audited the income tax return for the year 2017. As a result of said audit, SUNAT does not recognize certain deductions by the Company totaling S/39,720,000 (equivalent to US$10,398,000) mainly for the non-recognition of investment in development costs and the non-recognition of the compensation of carry-over tax losses from previous years for S/127,929,000 (equivalent to US$33,489,000). In the opinion of Management and its legal advisors, these objections are not supported, so a favorable result is probable in the claim process that has been initiated.

Likewise, during the years 2021 and 2022, the Tax Administration has reviewed the declaration of transfer prices and the operations between related parties carried out in the tax year 2017. As a result of said examination, SUNAT does not recognize the Company declared deductions for services performed by related parties totaling S/3,341,000 (equivalent to US$875,000).

As a consequence of the aforementioned examination processes, the Tax Administration has charged a tax debt of S/17,493,000 (equivalent to US$4,579,000). Between December 23 and 28, 2022, the Company has paid the tax debt in order to avail itself of the benefit of the fine reduction, disbursing S/9,266,000 (equivalent to US$2,426,000). The amount referred to the unaccepted repairs of S/9,224,000 (equivalent to US$2,400,000) has been recorded under the heading “Trade accounts receivable and other accounts receivable”, see note 7(c) in the Company’s financial statements.

During the year 2019, SUNAT reviewed the income tax of the year 2014. As a result, SUNAT did not recognize Buenaventura’s declared tax deductions related to the deductibility of bonuses paid to contractors for S/2,067,000 (equivalent to US$541,000). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

On November 17, 2020, SUNAT has resolved the claim appeal, confirming the objections made in the inspection process. The Company has paid the tax amount of S/4,744,000 (equivalent to US$1,246,000) to reduce the amount of the fines that would otherwise be payable and has recorded in the caption “Trade and other accounts receivable, net”, see note 7(c), based on the opinion of its legal advisors who are of the opinion that there are sound arguments to obtain a favorable result in the appeal process that has been initiated before the Tax Court.

On July 23, 2021, the Tax Court (last administrative instance) has resolved the appeal declaring founded, in part, the claim for the repair of the tax credit for the bonuses paid to contractors and its impact on the carryover of the balance in favor of the exporter. Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

On December 10, 2021, SUNAT filed a lawsuit against the Resolution of the Tax Court in which it revoked the repair for bonds. The Company and its sponsoring lawyers believe that there are elements to obtain a favorable result in the judicial process.

Subsidiaries –

Sociedad Minera El Brocal S.A.A. –

On May 30, 2014, SUNAT issued tax and fines assessments related to the 2011 income tax of El Brocal. They do not recognize the deduction of the loss in derivative financial instruments, the expense in mining royalties and the expenses of feeding of third parties within the terms of law. El Brocal filed an appeal that is pending resolution to date. It should be noted that on June 18, 2014, El Brocal decided to pay under protest the income tax assessment of S/8,067,533 (equivalent to US$2,188,000) so it can have access to reduced fine. This payment has been recorded as part of account receivables in the caption “Trade and other accounts receivable, net”, see note 7(c).

On January 8, 2015, SUNAT notified El Brocal of a tax assessment for the 2012 income tax year related to deductions claimed by the subsidiary and rejected by SUNAT. As a result of the rejection of these deductions, SUNAT notified a tax assessment for income tax payments from January to December 2012, which amounts to S/4,030,000 (equivalent to US$2,108,000). El Brocal has filed an appeal to the Tax Court, which is pending resolution.

On June 14, 2017, SUNAT notified El Brocal of its determinations and fine resolutions as a result of the inspection procedure initiated for the 2013 income tax year where the balances in favor and the taxable tax loss are repaired. These resolutions were claimed without favorable results. On January 24, 2018, El Brocal filed the appeal before the Tax Court.

On May 13, 2019, the Tax Court notified El Brocal through Resolution No. 3062-3-2019 that its appeal of the taxable years 2011, 2012 and 2013 had been resolved to prohibit the deduction of the expense for food and confirmed the observations related to the deductibility of losses on derivative financial instruments and the expense associated with the payment of mining royalties of the 2011, 2012 and 2013 fiscal years.

As a result of the aforementioned resolution, the Tax Administration has notified the compliance resolutions re-assessing the income tax and the effects on payments on account for the years 2012 and 2013. El Brocal has filed an appeal before the Tax Court after which SUNAT will proceed to the reliquidation of the tax debt.

On August 9, 2019, El Brocal filed an administrative contentious lawsuit against the decision of the Tax Court since El Brocal had provided reliable documentation regarding the basis for the deductibility associated with the loss on derivative financial instruments and payment of mining royalties.

El Brocal’s lawsuit was declared unfounded in the first and second instance and on April 21, 2022, the appeal was filed. Through the Qualification Order dated June 27, 2022, the Supreme Court has declared the appeal filed inadmissible.

In 2022, El Brocal has recorded the amount of the tax debt paid in 2014 in the amount of S/8,333,000 (equivalent to US$2,188,000) and has been recorded as part of account receivables in the caption “Trade and other accounts receivable, net”, see note 7(c). It includes an amount S/4,044,000 (equivalent to US$1,062,000) correspond to income tax and are presented under the heading “Current income tax”, see note 30(b). Also the amount of S/4,289,000 (equivalent to US$1,126,000) correspond to the fine plus default interest and are presented under the heading “Other, net “, see note 28(a).

In addition, contingencies for the effects of prepayments of income tax for fiscal years 2012 and 2013 for S/4,922,000 (equivalent to US$1,289,000) have been recorded in results for the period. Said amount corresponds to fines plus default interest and is presented in the caption “Other, net”, see note 28(a).

On September 21, 2022, the Company and its sponsoring lawyers have filed an amparo claim against the Qualification Order to have it declared null and things are restored to the previous state and the appeal for cassation is ordered to be processed. In the opinion of the sponsoring lawyers, El Brocal has defense arguments to obtain a favorable result.

During 2019, SUNAT reviewed the tax return for El Brocal’s fiscal year 2015. As a result of this review, SUNAT communicated on December 31, 2019 its determination and resolutions where it questioned the depreciation rate of two tailings and the deduction of the development costs of the Smelter Project for a total S/13,930,000 (equivalent to US$3,647,000) determining a debt of S /3,412,000 (equivalent to US$893,000). Management of El Brocal and its legal advisors considered that the findings rendered by the SUNAT are not supported by the technical merits of the positions taken by the SUNAT and have started the claim process.

On January 27, 2020, El Brocal made a payment of the resolution in order to benefit from the fine reduction. The amount disbursed is S/1,456,000 (equivalent to US$382,000).

On December 18, 2020, SUNAT rejected El Brocal’s claim, leaving without effect the observation referring to the deduction of the development costs of the Tajo Smelter Project and has confirmed the deduction for the depreciation of the tailings dams for S/6,108,000 (equivalent to US$1,575,000). As a result, SUNAT has returned part of the fine of S/459,000 (equivalent to US$121,000) for which, as of December 31, 2021, a receivable is recognized of S/997,000 (equivalent to US$262,000), note 7(c). Management of El Brocal and its legal advisors consider that the remaining objection has no basis, and therefore on January 12, 2021 they have started the appeal process before the Tax Court.

During 2020, SUNAT reviewed the income tax return for the year 2014. As a result of this review, SUNAT notified El Brocal on December 30, 2020 of its determination Resolutions and the Fine where it questions the depreciation rate of two tailings dams, the deduction of the development costs of the Tajo Smelter Project and certain operating expenses for a total of S/16,582,000 (equivalent to US$4,341,000) determining an amount to be paid of S/10,902,000 (equivalent to US$2,854,000). El Brocal’s management and its legal advisors consider that the findings have no technical merit and have initiated the claim process.

On January 7, 2021, El Brocal paid the tax assessment under protest in order to benefit from a reduction of the fine. The amount disbursed of S/7,871,000 (equivalent to US$2,067,000) has been recorded in the caption “Trade and other accounts receivable, net”, see note 7(c).

On May 21, 2021, SUNAT rejected El Brocal’s claim, leaving without effect the observation referring to the deduction of the development costs of the Tajo Smelter Project and has confirmed the deduction for the depreciation of the tailings for S/6,018,000 (equivalent to to US$1,575,000) and operating expenses for S/5,384,000 (equivalent to US$1,410,000). As a consequence of said ruling, SUNAT has returned part of the fine for S/3,003,000 (equivalent to US$789,000), therefore, as of December 31, 2021, an account receivable has been registered, net of S/4,868,000 (equivalent to US$ 1,278,000), note 7(c). Management of El Brocal and its legal advisors consider that the SUNAT’s remaining findings are unfounded and the appeal process has begun before the Tax Court on June 11, 2021.

During the years 2021 and 2022, the Tax Administration reviewed the income tax return for the year 2016. As a consequence of said review, SUNAT has notified on August 31, 2022 the Determination and Fine Resolutions where it questions the depreciation rate of two tailing dams and the deduction of the development costs of the Tajo Smelter Project for a total of S/20,380,000 (equivalent to US$5,335,000) determining a decrease in the tax loss of El Brocal. The Management of El Brocal and its legal advisors consider that the objections are unfounded, which is why they have started the claim process.

Minera La Zanja S.R.L. -

During the years 2016, 2017 and 2018, SUNAT audited the income tax return for the years 2013 and 2015; as a result, SUNAT does not recognize deductions for payments of profit sharing of workers, payments for police protection, balance of profit sharing and the exchange difference associated with the provision for mine closures. On November 20, 2020, the Tax Court confirmed SUNAT’sposition associated with the profit sharing and the exchange difference for the provision for mine closure. As a result, on March 18, 2021, SUNAT has revised the imputed amount to be paid for the years 2013 and 2015 for S/3,438,000 (equivalent to US$900,000) that La Zanja has proceeded to pay.

The possible contingencies for the two deductions not recognized by SUNAT and the Tax Court amount to S/3,060,000 (equivalent to US$804,000). As mentioned in the previous paragraph, La Zanja has had to pay the corresponding debt under protest and it is recorded under the “Trade accounts receivable and other accounts receivable” caption, see note 7(c).

In the opinion of management of La Zanja and its legal advisors, the interpretation of the Tax Court on profit sharing and the exchange difference of the mine closure provision is unsupported, and on March 9, 2021, La Zanja initiated a contentious-administrative lawsuit that is pending resolution in the Twenty-First Court of Administrative Litigation with Tax Subspecialty of Lima.

During the year 2021, as a result of the review of the Affidavit of the year 2017, La Zanja has recognized tax contingencies related to the balance in favor of the income tax of the taxable year 2017 for the amount of S/1,124,000 (equivalent to US$294,000), since in the opinion of Management and its tax advisors this contingency is probable.

In the course of 2022, as a result of the review of the 2016 Affidavit, the Tax Administration has reliquidated and determined a lower tax paid in 2016 for S/4,288,000 (equivalent to US$1,123,000), as a result of the decrease in the balance in favor of fiscal year 2015 due to the repair of the exchange difference from the closure of mines in said fiscal year and which, updated with fines and interest, imputed a debt of S/11,215,000 (equivalent to US$2,936,000). The Management of La Zanja and its legal advisors consider that the objection has no basis, and therefore they have started the claim process.

On October 25, 2022, La Zanja has paid the imputed tax debt in order to benefit from the fine reduction. The disbursed amount of S/8,959,000 (equivalent to US$2,353,000) was recorded as a long-term account receivable in the financial statements.

During the year 2022, the Tax Administration has reviewed the income tax declaration for the year 2018. As a consequence of said review, on December 28, 2022, SUNAT has notified La Zanja via Determination Resolutions where it questions payments to two mining contractors totaling S/7,777,000 (equivalent to US$2,036,000), an operating expense of S/4,738,000 (equivalent to US$1,240,000) and the no recognition of the balance in favor of fiscal year 2017 of S/624,000 (equivalent to US$163,000), reducing the tax loss of financial year 2018 and the corresponding balance in favor. The Management of La Zanja and its legal advisors consider that the objections are unsupported, which is why the claim process began.

As a result of said review, La Zanja has recognized tax contingencies for the taxable year 2017 in the amount of S/1,598,000 (equivalent to US$418,000), given that in the opinion of La Zanja and of your tax advisors this contingency is probable.

Empresa de Generación Huanza S.A. -

During 2015, SUNAT audited the 2014 income tax return of the Company’s subsidiary Huanza. As a result, a portion of the depreciation of its fixed assets was not recognized for S/27,532,000 (equivalent to US$7,207,000). The possible contingency amounts to S/7,993,000 (equivalent to US$1,081,000) as of December 31, 2022 (S/7,532,000 equivalent to US$1,081,000as of December 31, 2021). In the opinion of Huanza’s management and of its legal advisors, this interpretation has no basis and therefore Huanza expects to obtain a favorable result in the appeal process that has begun.

On April 8, 2022, the Tax Court issued Resolution No. 01851-10-2022 partially lifting the questioning of SUNAT made in the inspection stage.

In December 2022, SUNAT has settled the tax debt and required the respective payment. On December 30, 2022, the Company has made the payment of the imputed tax debt updated with interest to that date for a total amount of S/6,090,000 (equivalent to US$1,600,000) without this meaning that it accepts the decision of the Court Fiscal.

In the opinion of the sponsoring lawyers, the Company should obtain a favorable result in the judicial process that it is going to file before the Judiciary within the Law term, for which the disbursement made has been recorded in the non-current portion of the item “Accounts receivable trade and other accounts receivable” in the Company’s financial statements, note 7(c).

Procesadora Industrial Río Seco S.A. -

The Customs Division of the SUNAT has determined an alleged omission in the payment of the General Sales Tax of S/1,815,000 (equivalent to US$475,000) in an import made in 2012 of certain equipment for the construction of Río Seco’s industrial plant. SUNAT supported its position that Río Seco should have included the amount of the consideration paid by Río Seco for the engineering services provided by its suppliers abroad in the customs value. In the opinion of management and its legal advisors, this observation is not substantiated and a favorable ruling is expected to be obtained in the complaint and appeal process.

On March 13, 2019, the Tax Court issued Resolution No. 0844-A-2019 that confirmed the observation of the Tax Administration.

On May 17, 2019, SUNAT initiated coercive collection actions for the tax amount assessed. Río Seco initiated several administrative and judicial actions to suspend the payment, without favorable results. During July to September 2019, Tax Administration executed the forced collection of the tax to be paid amounting to S/11,153,000 (equivalent to US$3,238,000). In the opinion of the legal advisors of Río Seco, a favorable result should be obtained in the judicial process that has been initiated, and therefore the amount paid has been recorded in the heading “Trade and other receivables, net”, see note 7(c).

On June 13, 2019, Río Seco has filed an administrative contentious lawsuit seeking to overturn the Tax Court’s Resolution affirming the Tax Administration’s objection.

During the year 2022, the Tax Administration has reviewed the income tax return for the year 2020. As a consequence of said review, SUNAT notified Rio Seco on November 30, 2022 via a Determination and Fine Resolutions that it is questioning certain deductions totaling S/ 16,618,000 (equivalent to US$4,350,000) mainly due to disallowing the recognition of a depreciation deduction for a part of its fixed assets totaling S/15,917,000 (equivalent to US$4,167,000) and determining a debt of S/2,882,000 (equivalent to US$754,000). The Management of Río Seco and its legal advisors consider that the objections are unfounded, and therefore the claim process has begun.

On December 28, 2022, Río Seco paid the tax debt under protest in order to benefit from the fine reduction. The disbursed amount of S/2,318,000 (equivalent to US$609,000) has been recorded under the caption “Trade accounts receivable and other accounts receivable”, see note 7(c).

Chaupiloma -

SUNAT has issued determination resolutions for fiscal years 2001, 2005, 2008, 2009, 2010, 2011 and 2013 challenging the recognition of the amortization of the investment in the mining concessions that was carried out according to the provisions of the Income Tax Law and that, according to SUNAT, said amortization should have been carried out according to the provisions of the General Mining Law applicable to the owners of mining activities. Deductions not recognized by SUNAT are S/10,500,000 (equivalent to US$2,749,000). In successive rulings, the Tax Court has confirmed that the amortization and deduction made by the Company has been carried out in accordance with the applicable law and has rendered the determination resolutions null. SUNAT has appealed to the Judiciary and has filed contentious-administrative lawsuits for the fiscal years 2008-2009, 2011 and 2013 to which Chaupiloma is responding. In the opinion of management and Chaupiloma’s legal advisors, it is expected that a favorable result will be obtained in the different judicial processes that are in process.

On June 11, 2021, the Tax Court resolved the audit file for fiscal years 2001-2005, ruling that the amortization taken for the year 2001 was not deductible because the concessions were not being exploited in said period. The Company has paid, under protest, the tax amount for 2001 of S/1,270,000 (equivalent to US$334,000), which has been recorded in the caption “Trade and other accounts receivable, net”, see note 7(c) since in the opinion of Chaupiloma’s management and its legal advisors expect a favorable result to be obtained through the legal proceedings that have been initiated.

On November 8, 2022, the Company obtained an unfavorable ruling in the last instance (Supreme Court) regarding the 2011 Income Tax. The Tax Administration is pending to re-settlement the debt associated with the file.

Associates -

Cerro Verde -

Mining Royalties

On June 23, 2004, Law N ° 28528 - Law of Mining Royalty was approved under which the owners of mining concessions had to be paid as financial compensation for the exploitation of metallic and non-metallic mineral resources. A mining royalty was determined applying rates that ranged between 1% and 3% on the value of the concentrate or its equivalent, according to the price quotation of the international market published by the Ministry of Energy and Mines. Based on the terms of an agreement signed in 1998 with the government of Peru, Cerro Verde determined that the payment of mining royalties was not applicable, because the new law was signed after the signing of the contract with the Peruvian Government. However, under the terms of its new guarantee contract, which became effective on January 1, 2014, Cerro Verde began to pay mining royalties and special mining tax for all its production based on Law No. 29788, which is calculated based on the operating profit with rates that fluctuate between 1% and 12%. The amount to be paid for the mining royalty will be the highest amount that results from calculating the result of applying the applicable tax rate on the quarterly operating profit (the rate is established based on the operating margin for the quarter) or 1% of revenues generated by sales made in the calendar quarter.

SUNAT has also assessed mining royalties on materials processed by Cerro Verde´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. Cerro Verde contested each of these assessments because it believes that its 1998 stability agreement exempts it from royalties on all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as Cerro Verde began paying royalties on all of its production in January 2014 under its new 15 - year stability agreement.

Since 2017, Cerro Verde has recorded payments related to the contested tax observations for mining royalties and special tax on mining for the period from December 2006 to December 2013. Since 2014, Cerro Verde has recorded payments of S/2.9 billion (equivalent to US$791.9 million at payment exchange rate) for disputed assessments for the period from December 2006 to December 2013 through monthly fractionation programs, under which payments were completed in August 2021.

On February 2020, Cerro Verde began arbitration proceedings with the International Centre for Settlement of Investment Disputes (CIADI) and on October 19, 2021, Cerro Verde formally filed its arbitration claim. During the year 2022, the first hearings were held both for the responses of the Peruvian government and the replies by Cerro Verde. For the year 2023, the hearings will continue and a pronouncement of the arbitrator is expected to be rendered in 2024.

Other assessments received from SUNAT -

Cerro Verde has also received assessments from SUNAT for additional taxes (other than the mining royalty), including penalties and interest. Cerro Verde has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

		Penalty and
Year	Taxes	interest	Total
	US$(000)	US$(000)	US$(000)

2003 - 2005	8,684	39,366	48,050
2006	10,840	51,955	62,795
2007	11,579	22,102	33,681
2008	16,906	16,923	33,829
2009	56,000	51,604	107,604
2010	53,566	125,047	178,613
2011	40,802	66,506	107,308
2012	869	6,917	7,786
2013	48,402	65,849	114,251
2014	5,434	724	6,158
2015	2,986	23,205	26,191
2016	60,041	3,268	63,309
2017	4,815	2,920	7,735
	320,924	476,386	797,310

As of December 31, 2022, Cerro Verde has paid US$741.3 million about these disputed tax assessments. A reserve has been applied against these payments for a total of US$408.0 million resulting in a net account receivable of US$333.3 million (US$246.2 million as of December 31, 2021) which Cerro Verde expects will be recovered.

(e)	Letters of credit –

Letters of credit with regional governments and others -

In addition to the letters of credit related to the plans for the closure of mines and projects, mentioned in the note 15(b), the Group maintains letters of credit with regional governments and others for US$1,420,000 as of December 31, 2022 (US$1,291,000 as of December 31, 2021).